October 14, 2005

Supplement

SUPPLEMENT DATED OCTOBER 14, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL ADVANTAGE FUND
Dated September 30, 2005

The seventh paragraph of the section titled "V. Investment Advisory and Other Services – G. Fund Management – Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Andrew Xiao managed four mutual funds with a total of approximately $826.0 million in assets; and no pooled investment vehicles other than mutual funds nor any other accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.